SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant  / /

Filed by a party other than the registrant  /x/

Check the appropriate box:

   / /   Preliminary proxy statement      / /   Confidential, for Use of the
                                                Commission Only (as permitted by
   / /   Definitive proxy statement             Rule 14a-6(e)(2))

   / /   Definitive additional materials

   /x/   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       GREAT WESTERN FINANCIAL CORPORATION
                (Name of Registrant as Specified in Its Charter)

                            H. F. AHMANSON & COMPANY
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/   No fee required

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

ATTENTION GREAT WESTERN STOCKHOLDERS
------------------------------------


                                  A VOTE "FOR"
                                          ---
                          AHMANSON'S CONSENT PROPOSALS
                                  IS A VOTE FOR
                           GREAT WESTERN STOCKHOLDERS


H. F. Ahmanson & Company is conducting a consent solicitation to adopt proposals intended to maximize stockholder value. YOU HAVE EVERYTHING TO GAIN BY VOTING FOR THE CONSENT PROPOSAL. SEND A CLEAR MESSAGE TO GREAT WESTERN NOW.
---

      * A VOTE FOR AHMANSON'S PROPOSALS IS A VOTE TO MAXIMIZE STOCKHOLDER VALUE NOW.
            Great Western's stock price soared 31.0% on the date our merger proposal was announced -- the market has spoken on the benefits of a merger now.

      * A VOTE FOR AHMANSON'S PROPOSALS IS A VOTE TO REQUIRE GREAT WESTERN TO HOLD ITS ANNUAL MEETING ON TIME.
            At the annual meeting the stockholders will have the opportunity to elect three directors, nominated by Ahmanson, who are dedicated to maximizing stockholder value. Great Western should not be permitted to postpone indefinitely its 1997 annual meeting and preclude its stockholders from being heard.

      *  A VOTE FOR AHMANSON'S PROPOSALS IS A NO LOSE PROPOSITION.
            Contrary to what Great Western may tell you, these proposals will not preclude Great Western from being sold for the highest price available.

Let the Board of Great Western know that you want to maximize stockholder value. MARK, SIGN, DATE, AND RETURN YOUR WHITE CONSENT CARD AS SOON AS POSSIBLE.
----  ----  ----      ------      -----


                            H. F. AHMANSON & COMPANY


 ---------------------------------- IMPORTANT ----------------------------------

Do not delay!  Vote the WHITE consent card today.  If you have any questions or
                        -----
need assistance in completing the WHITE consent card, please contact:
                                  -----

                                    MACKENZIE
                                 PARTNERS, INC.

                                156 Fifth Avenue
                            New York, New York  10010
                          (212) 929-5500 (call collect)
                                       or
                          CALL TOLL-FREE (800) 322-2885

 -------------------------------------------------------------------------------

   Shares of Great Western Financial Corporation ("GWF") Common Stock held by
 H. F. Ahmanson & Company ("Ahmanson"), its directors and executive officers and certain employees, other representatives of Ahmanson and certain other persons who may solicit proxies or consents, and certain transactions between any of them and GWF

Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are also soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt a non-binding resolution of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson; the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Anne-Drue
M. Anderson (Executive Vice President and Treasurer), Madeleine A. Kleiner (Senior Executive Vice President and General Counsel), Stephen Swartz (Senior Vice President and Director of Investor Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Mary Trigg (Senior Vice President and Director of Public Relations), Linda McCall (Senior Vice President and Director of Corporate Taxes), Adrian Rodriguez (Vice President of Public Relations), Samantha Davies (Vice President of Public Relations), Peter Bennett (Assistant Vice President of Public Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), and Tim Glassett (First Vice President and Assistant General Counsel); and the following
Nominees:  Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh
M. Grant and John E. Merow. As of the date of this communication, Ahmanson is the beneficial owner of 200 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock. Other than set forth herein, as of the date of this communication, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by an affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business. Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation.
Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of February 27, 1997, CSFB held a net 13,924 shares of GWF Common Stock and Montgomery held no shares of GWF Common Stock. Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.